    As filed with the Securities and Exchange Commission on __________, 2002

                                                     Registration No. __________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                  REVLON, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            -------------------------
                            (State of incorporation)


                                   13-3662955
                      -------------------------------------
                      (I.R.S. employer identification no.)


                               625 Madison Avenue
                            New York, New York 10022
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)


            Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan
           ----------------------------------------------------------
                            (Full title of the plan)


                            Robert K. Kretzman, Esq.
                                  Revlon, Inc.
                               625 Madison Avenue
                            New York, New York 10022
                                 (212) 527-4000
           -----------------------------------------------------------
            (Name, address and telephone number, including area code,
                              of agent for service)


                         CALCULATION OF REGISTRATION FEE
====================================================================================================================================

Title of Securities           Amount to be             Proposed Maximum              Proposed Maximum          Amount of
to be Registered              Registered               Offering Price                Aggregate Offering        Registration
                                                       Per Share (1)(2)              Price(2)                  Fee
====================================================================================================================================

Class A Common Stock,
par value $0.01 per share     2,000,000(3)             $4.95                         $9,900,000                $910.80

====================================================================================================================================

(1) Calculated in accordance with Rules 457 (c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee.
(2)  Estimated solely for the purpose of calculating the registration fee.
(3) Pursuant to Rule 416, this Registration Statement also covers such indeterminable number of additional shares of Class A Common Stock as may be issuable pursuant to the antidilution provisions of the Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan.

                                EXPLANATORY NOTE
                                ----------------

Pursuant to a Registration Statement on Form S-8 dated May 10, 1996 (File No. 333-3421) (the "Original Plan Registration Statement"), Revlon, Inc., a Delaware company (the "Company"), registered 5,000,000 shares of its Class A Common Stock, par value $0.01 per share (the "Common Stock"), issuable under the Revlon, Inc. 1996 Stock Plan (the "Original Plan" and, as amended, the "Plan"). The Original Plan was amended and restated on December 17, 1996, February 12, 1999, and again on May 10, 2000. The second amendment and restatement of the Plan, which became effective April 7, 1999 after the Company's shareholders approved such amendment and restatement at the Company's 1999 Annual Meeting, increased the number of shares with respect to which options, restricted stock awards and performance awards (all awards granted under the Plan being "Awards") may be granted under the Plan by 2,000,000 so that the maximum aggregate number of shares with respect to which Awards could be granted under the Plan was increased to 7,000,000 shares. Such additional 2,000,000 shares were the subject of a Registration Statement on Form S-8 dated April 14, 1999 (File No. 333-76267) (the "Second Registration Statement"). The third amendment and restatement of the Plan, which became effective June 1, 2001 after the Company's shareholders approved such amendment and restatement at the Company's 2001 Annual Meeting, increased the number of shares with respect to which Awards may be granted under the Plan by 1,500,000 so that the maximum aggregate number of shares with respect to which Awards could be granted under the Plan was increased to 8,500,000 shares. Such additional 1,500,000 shares were the subject of a Registration Statement on Form S-8 dated October 11, 2001 (File No. 333-71378) (the "Third Registration Statement"). The fourth amendment and restatement of the Plan, which became effective May 31, 2002 after the Company's shareholders approved such amendment and restatement at the Company's 2002 Annual Meeting, increased the number of shares with respect to which Awards may be granted under the Plan by 2,000,000 so that the maximum aggregate number of shares with respect to which Awards can be granted under the Plan was increased to 10,500,000 shares.


   INCORPORATION BY REFERENCE OF THE CONTENTS OF PRIOR REGISTRATION STATEMENT
   --------------------------------------------------------------------------

This Registration Statement relates to the Original Plan Registration Statement, the Second Registration Statement and the Third Registration Statement. Pursuant to General Instruction E of Form S-8, this Registration Statement is being filed to register an additional 2,000,000 shares of Common Stock to be issued pursuant to, or reserved for issuance under, the Plan. The contents of the Original Plan Registration Statement (filed with the Securities and Exchange Commission (the "Commission") on May 10, 1996, File No. 333-3421), the Second Registration Statement (filed with the Commission on April 14, 1999, File No. 333-76267) and the Third Registration Statement (filed with the Commission on October 11, 2001, File No. 333-71378) are incorporated herein by reference.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

* Information required by Part I to be contained in a Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 424 under the Securities Act, and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein:

         (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and

         (2) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such document

ITEM 3.  EXHIBITS.

         3      CERTIFICATE OF INCORPORATION AND BY-LAWS

         3.1 Amended and Restated Certificate of Incorporation of the Company dated March 4, 1996 (incorporated by reference to Exhibit 3.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 of the Company).

         3.2 Certificate of the Designations, Powers, Preferences and Rights of Series B Convertible Preferred Stock of the Company dated August 28, 2001 (incorporated by reference to Exhibit 3.2 to the Registration Statement filed by the Company on Form S-8 filed on October 11, 2001, File No. 333-71378).

         3.3 Amended and Restated By-Laws of the Company dated June 30, 2001 (incorporated by reference to Exhibit 3.2 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 of the Company).

         4 INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

         *4.1   Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan.

         5      OPINION RE: LEGALITY

         *5.1 Opinion of Robert K. Kretzman, Esq., Senior Vice President and General Counsel of the Company, regarding the legality of the securities being registered.

         23     CONSENTS OF EXPERTS AND COUNSEL

         *23.1  Consent of KPMG LLP, independent certified public accountants.

         *23.2 Consent of Robert K. Kretzman, Esq. (contained in the opinion filed as Exhibit 5.1 hereto).


         24     POWERS OF ATTORNEY


         *24.1       POWER OF ATTORNEY OF RONALD O. PERELMAN.

         *24.2       POWER OF ATTORNEY OF HOWARD GITTIS.

         *24.3       POWER OF ATTORNEY OF DONALD G. DRAPKIN.

         *24.4       POWER OF ATTORNEY OF MEYER FELDBERG.

         *24.5       POWER OF ATTORNEY OF VERNON E. JORDAN, JR., ESQ.

         *24.6       POWER OF ATTORNEY OF EDWARD J. LANDAU, ESQ.

         *24.7       POWER OF ATTORNEY OF LINDA GOSDEN ROBINSON.

         *24.8       POWER OF ATTORNEY OF TERRY SEMEL.

         *24.9       POWER OF ATTORNEY OF JACK L. STAHL.

         *24.10      POWER OF ATTORNEY OF MARTHA STEWART.

         --------------------------------------------

         * Filed herewith.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 19th day of June, 2002.



                          REVLON, INC.
                          (Registrant)




                          By: ___/s/________________________________
                              Laurence Winoker
                              Senior Vice President, Corporate Controller and Treasurer (Principal Accounting Officer)



                  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                  TITLE                                     DATE
             ---------                                  -----                                     ----

                 *                            Chairman of the Board and                       June 19, 2002
-----------------------------                 Director
Ronald O. Perelman


/S/                                           President, Chief Executive                      June 19, 2002
-----------------------------                 Officer and Director
Jack L. Stahl                                 (Principal Executive Officer)



/s/                                           Executive Vice President and                    June 19, 2002
-----------------------------                 Chief Financial Officer
Douglas H. Greeff                             (Principal Financial Officer)



/s/                                           Senior Vice President,                          June 19, 2002
-----------------------------                 Corporate Controller and
Laurence Winoker                              Treasurer (Principal
                                              Accounting Officer)


                 *                            Director                                        June 19, 2002
-----------------------------
Donald G. Drapkin


                 *                            Director                                        June 19, 2002
-----------------------------
Howard Gittis


                 *                            Director                                        June 19, 2002
-----------------------------
Meyer Feldberg


                                       6


                                              Director                                        June 19, 2002
                 *
-----------------------------
Vernon E. Jordan, Jr.


                 *                            Director                                        June 19, 2002
-----------------------------
Edward J. Landau


                 *                            Director                                        June 19, 2002
-----------------------------
Linda Gosden Robinson


                 *                            Director                                        June 19, 2002
-----------------------------
Terry Semel


                 *                            Director                                        June 19, 2002
-----------------------------
Martha Stewart


         *Robert K. Kretzman, by signing his name hereto, does hereby execute this Registration Statement on Form S-8 on behalf of the directors of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors and officers and filed as exhibits to the Registration Statement on Form S-8.

                               By __/s/____________________________
                                  Robert K. Kretzman
                                  Attorney in Fact

                                  EXHIBIT INDEX

Exhibit No.                                   Description of Exhibit
-----------                                   ----------------------


         3.1 Amended and Restated Certificate of Incorporation of the Company dated March 4, 1996 (incorporated by reference to
                   Exhibit 3.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 of the Company).

         3.2 Certificate of the Designations, Powers, Preferences and Rights of Series B Convertible Preferred Stock of the Company dated August 28, 2001 (incorporated by reference to Exhibit
                   3.2 to the Registration Statement filed by the Company on Form S-8 filed on October 11, 2001, File No. 333-71378).

         3.3 Amended and Restated By-Laws of the Company dated June 30, 2001 (incorporated by reference to Exhibit 3.2 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 of the Company).

        *4.1       Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan.

        *5.1 Opinion of Robert K. Kretzman, Esq., Senior Vice President and General Counsel of the Company, regarding the legality of the securities being registered.

        *23.1 Consent of KPMG LLP, independent certified public accountants.

        *23.2 Consent of Robert K. Kretzman, Esq. (contained in the opinion filed as Exhibit 5.1 hereto).

         24        Powers of Attorney.

        *24.1      Power of Attorney of Ronald O. Perelman.

        *24.2      Power of Attorney of Howard Gittis.

        *24.3      Power of Attorney of Donald G. Drapkin.

        *24.4      Power of Attorney of Meyer Feldberg.

        *24.5      Power of Attorney of Vernon E. Jordan, Jr., Esq.

        *24.6      Power of Attorney of Edward J. Landau, Esq.

        *24.7      Power of Attorney of Linda Gosden Robinson.

        *24.8      Power of Attorney of Terry Semel.

        *24.9      Power of Attorney of Jack L. Stahl.

        *24.10     Power of Attorney of Martha Stewart.

         *Filed herewith.


                                       8